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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: MARCH 24, 2003
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
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             (Exact name of registrant as specified in its charter)

                             ----------------------



          COLORADO                          0-28484              84-1232688
-------------------------------          --------------      -------------------
(State or other jurisdiction of           (Commission          (IRS Employer
 incorporation or organization)           File Number)       Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
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               (Address of principal executive offices, zip code)


                                 (303) 245-8800
                       ---------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

         On March 24, 2003, the Registrant's Board of Directors appointed Anthony A. Scalese, the current Secretary and Vice President of Finance and Administration, Chief Financial Officer of the Company.

         Mr. Scalese joined the Company in February 2000 as Corporate Controller, to oversee all accounting, finance and administrative functions. In May of 2001, Mr. Scalese was appointed Vice President of Finance and Administration and Secretary of the Company. Mr. Scalese has held various financial management positions over the past nine years in both corporate and public accounting, for companies such as Coca-Cola Enterprises and Foundation Health Systems. Mr. Scalese is a CPA and holds a BS degree in Accounting.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (c)  Exhibits.
             None






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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUALMARK CORPORATION
                                            (Registrant)


Date: March 24, 2003                        By: /s/ CHARLES D. JOHNSTON
                                                --------------------------------
                                                Charles D. Johnston
                                                President & CEO